Exhibit 99.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the filing of Zunicom, Inc. and Subsidiaries (the "Company") Quarterly Report on Form 10-Q for the period ending March 31, 2003 with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Tan, President and Chief Executive Officer of the Company, certify, pursuant to the 18 U.S.C. (SS) 1350, as adopted pursuant to (SS) 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                 /s/ William Tan
                                 --------------------
                                   William Tan
                                   President and Chief Executive Officer

                                  May 15, 2003




























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